SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[ ]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                              SOLPOWER CORPORATION
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                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                              SOLPOWER CORPORATION

                                                               November 13, 2000

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Solpower Corporation which will be held at the Hampton Inn, 4415 North Civic Center Plaza, Scottsdale, AZ 85251, on December 11, 2000, at 10:00 a.m. I look forward to greeting as many of our shareholders as possible.

Details of the business to be conducted at the meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

If you do not plan to attend the annual meeting, please complete, sign, date, and return the enclosed proxy promptly in the accompanying reply envelope. If you decide to attend the meeting, you will of course be able to vote in person, even if you have previously submitted your proxy.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company.

Sincerely,

/s/ Mark S. Robinson

Mark S. Robinson
President and Chief Executive Officer

                              SOLPOWER CORPORATION
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                DECEMBER 11, 2000

To the Shareholders:

     The annual meeting of the shareholders of Solpower Corporation (the "COMPANY") will be held at the Hampton Inn, 4415 North Civic Center Plaza, Scottsdale, Arizona, on December 11, 2000, at 10:00 a.m. for the following purposes:

     1.   To elect directors.

     2.   To approve an increase to the Company's authorized capital.

     3. To approve an increase in the available shares under the Company's 1997 Stock Option and Incentive Plan.

     4. To ratify the selection of the firm Semple & Cooper, LLP as the Company's independent public auditors.

     5. To transact such other business as may properly come before the meeting.

     Only shareholders of record at the close of business on October 31, 2000 are entitled to notice of, and to vote at, this meeting.

                                        BY ORDER OF THE BOARD OF DIRECTORS,

                                        /s/ James H. Hirst

                                        James H. Hirst, Secretary


Scottsdale, Arizona
November 13, 2000


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                                    IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. A PREADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. SENDING IN YOUR PROXY WILL NOT PREVENT YOU FROM VOTING YOUR SHARES AT THE MEETING IF YOU DESIRE TO DO SO, AS YOUR PROXY IS REVOCABLE AT YOUR OPTION.
--------------------------------------------------------------------------------

                              SOLPOWER CORPORATION
                       7309 EAST STETSON DRIVE, SUITE 102
                            SCOTTSDALE, ARIZONA 85251

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 11, 2000

     This Proxy Statement, which was first mailed to shareholders on or about November 13, 2000, is furnished in connection with the solicitation of proxies by the Board of Directors of Solpower Corporation (the "COMPANY" or "SOLPOWER"), to be voted at the annual meeting of the shareholders of the Company (the "MEETING"), which will be held at 10:00 a.m. on December 11, 2000 at the Hampton Inn, 4415 North Civic Center Plaza, Scottsdale, Arizona, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Shareholders who execute Proxies retain the right to revoke them at any time before the shares are voted by proxy at the Meeting. A shareholder may revoke a Proxy by delivering a signed statement to the Secretary of the Company at or prior to the Meeting or by executing another Proxy dated as of a later date. The Company will pay the cost of solicitation of proxies.

     Shareholders of record at the close of business on October 31, 2000 will be entitled to vote at the Meeting on the basis of one vote for each share held. On October 31, 2000, there were 28,250,691 shares of common stock outstanding, held of record by 343 shareholders.

     Following are brief descriptions of the items being submitted to the shareholders for approval and the recommendations of the Board of Directors with respect to such items.

--------------------------------------------------------------------------------
                ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION
--------------------------------------------------------------------------------

     Six directors are to be elected at the Meeting to hold office until the next annual meeting of shareholders and until their successors are elected and qualified. It is intended that the accompanying Proxy will be voted in favor of the following persons to serve as directors unless the shareholder indicates to the contrary on the Proxy. The election of the Company's directors requires a plurality of the votes cast in person or by proxy at the Meeting. Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such Proxy will be voted for the election of another nominee to be designated by the Board of Directors.

NOMINEES

     FRASER M. MOFFAT III joined Solpower as a Director and Chairman of the Board in May 1998. Since 1995, Mr. Moffat has primarily managed his personal investments. From 1985 to 1995, he served as First Vice President of Institutional Sales at Lehman Brothers, Inc. in Hamburg, Germany and from 1971 to 1984, he was a Vice President at Merrill Lynch, Inc. Previously, Mr. Moffat served in the United States Navy from 1953 to 1956 during which time he attained the rank of Lieutenant Commander. Mr. Moffat received his B.A. degree from Williams College in 1951.

     PETER D. VOSS joined Solpower as a Director and Vice Chairman in September 1999. From 1988 to the present, Mr. Voss has served as the Chairman and Managing Director of Dominion Capital Pty Ltd. ("DOMINION CAPITAL"), part of the Voss Group of Companies, which have diversified, international financial interests and have owned and operated companies involved in food, beverage, forestry, viticulture, livestock, international trading and real estate. From 1981 to 1987, Mr. Voss held a senior management role as general manager of Coca-Cola Amital. Mr. Voss has served as a consultant to industry and government bodies in Australia, Canada, China, Indonesia, Japan, Korea and the United States.

     MARK S. ROBINSON has served as a Director of Solpower and as its President and Chief Executive Officer since March 2000. As President and Chief Executive Officer, Mr. Robinson is responsible for all operations, product development, sales and marketing for the Company. From 1997 to present, Mr. Robinson has been employed by Dominion Capital. From 1999 to present he served as a Director of Dominion Wines Ltd., an entity affiliated with Dominion Capital. From 1985 to 1997, Mr. Robinson held executive positions with the National Australia Bank in Australia, Hong Kong, China, and Macao, and from 1994 to 1996, he served as Managing Director of National Australia Finance (Asia) Limited in Hong Kong. Mr. Robinson was a member of the Australian Institute of Affiliated Accountants and has attended the Australia Graduate School of Management in Sydney, Australia and the International Banking School of Finance in Tokyo, Japan.

     JAMES H. HIRST has served as the Company's Secretary and Treasurer since March 2000. Prior to that, he had served as the Company's Chief Executive Officer since 1997 and as its President since 1998. Mr. Hirst has served as a Director of the Company since 1998. Mr. Hirst has also been the President of Mesquite Management Ltd. from 1986 to the present, in which role he provides consulting services to early stage companies in connection with their operations, financial information systems and legal compliance. Mr. Hirst served as a director of Rock Resources Inc. from 1996 to 1998. He has also been a director and the President of Consolidated Bahn Foods Ltd. from 1998 to 2000. Prior to that, he was with Parisco Foods Limited from 1991 to 1996, where he served as Vice President and President. Mr. Hirst has also served on the boards of directors and in executive management positions with Global Tree Technologies, Inc., Consolidated Shoshoni Gold Inc., Consolidated Newgate Resources Ltd. and Yuma Gold Mines Ltd. From 1966 to 1980, he was a member of the Royal Canadian Mounted Police - Commercial Crime Section, and in 1981 resigned to establish his private consulting business. Mr. Hirst received his Bachelors of Commerce degree in Accounting and Management Information Systems from the University of British Columbia in 1979.

     JERRY W. GODDARD has been a Director of the Company since 1996. Since 1991, Mr. Goddard has served as the Managing Director of Prime Mortgage Group Limited (Australia), where he directly responsible for the implementation of strategies including fund raising and marketing of the group's products to the financial community. Since 1994, Mr. Goddard has also served on the board of directors of Golden Triangle Resources Ltd., an Australian mining company.

     NAOYA YOSHIKAWA has been a Director of the Company since 1996. Mr. Yoshikawa has served as President of Crest Japan Inc. from 1987 to the present. Also since 1996, Mr. Yoshikawa has also been the Chief Executive Officer of Dominion Capital Japan Ltd., where he represents Solpower Australia Pty Ltd.'s operations in Japan. Mr. Yoshikawa has also served as a director of several other organizations in the past decade, including the Japan-America Friendship Association and the Japan Environmental Protection Organization and is currently the President of the Association of Clean Air Devices. Mr. Yoshikawa has a Bachelors Degree in Sociology and Business Administration from Keio University in Tokyo, Japan, and is an Honorary Professor of the University of Mindanao for Environment and Protection.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE ABOVE INDIVIDUALS BE REELECTED TO SERVE AS DIRECTORS OF THE COMPANY UNTIL THE NEXT ANNUAL MEETING OF SHAREHOLDERS AND UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED.

INFORMATION REGARDING THE BOARD

     The Company's Board of Directors has a Compensation Committee, but no other committees. Messrs. Robinson, Voss and Hirst serve on the Compensation Committee, which reviews the compensation of the Chief Executive Officer and other officers of the Company, reviews executive bonus plan allocations and grants stock options to officers and employees of the Company under its stock option plan. No formal meetings of the Board of Directors or the Compensation Committee were held during the fiscal year ended March 31, 2000.

INFORMATION REGARDING BENEFICIAL OWNERSHIP OF PRINCIPAL SHAREHOLDERS, DIRECTORS AND MANAGEMENT

     The following table sets forth, as of July 1, 2000, the ownership of each person known by the Company to be the beneficial owner of five percent or more of the Company's Common Stock, each officer and director individually, and all officers and directors as a group. The Company has been advised that each person has sole voting and investment power over the shares listed below unless otherwise indicated.

                                               Amount and Nature     Percent of
Names                                            of Ownership         Class(1)
-----                                            ------------         --------
Fraser M. Moffat III(2)                                     0              0%
Mark S. Robinson(2)                                    80,000           0.28%
James H. Hirst(2)                                      70,100           0.25%
Jerry W. Goddard                                      135,000(3)        0.48%
Naoya Yoshikawa                                           100             (4)
PICO Holdings, Inc.(5)                              2,500,000           8.85%
Dominion Capital Pty Ltd. (6)(7)                    8,291,650          29.35%
Peter D. Voss                                      11,131,550          39.40%
All Directors and Officers
as a Group (6 persons)                             11,416,750          40.41%

----------
(1) Based upon 28,250,691 shares of common stock being issued and outstanding on October 31, 2000.
(2) Messrs. Robinson and Hirst have each been granted options to purchase up to an additional 500,000 shares of common stock at prices ranging from $1.00 to $5.00 per share upon the market price of the common stock attaining certain levels. Mr. Moffat has been granted options to purchase up to 350,000 shares of common stock at prices ranging from $2.00 to $7.00 per share upon the market price of the common stock attaining certain levels. Messrs. Goddard and Yoshikawa have each been granted options to purchase up to 100,000 shares of common stock at prices ranging from $3.00 to $7.00 per share upon the market price of the common stock attaining certain levels. These options have not vested, are not exercisable until vested and are not included in the total above.
(3) Includes 100,000 shares held by an entity associated with Mr. Goddard over which he has an exercisable control.
(4)  Less than 0.1%.
(5) PICO Holdings, Inc. is a diversified holding company listed on NASDAQ under trading symbol PICO.
(6) Mr. Voss holds 100 shares directly and controls Dominion Capital which holds 8,291,650 shares, A1 Financial Planners Pty Ltd. which holds 1,140,200 shares and Intavest Pty Ltd. which holds 1,130,000 shares. The total reflected includes 300,000 shares held by Mr. Voss' wife and two adult children and in which Mr. Voss disclaims all beneficial interest. The total also reflects 120,000 shares held by Dominion Capital, Inc., an entity controlled by Mr. Voss.
(7) Dominion Capital has been granted an option to acquire 750,000 shares of common stock at prices ranging from $2.50 to $5.00 per share upon Soltron(TM) sales revenues attaining certain levels. These options have not vested, are not exercisable until vested and are not included in the total above.

INFORMATION REGARDING MANAGEMENT AND EXECUTIVE COMPENSATION

     The directors and executive officers of Solpower, their ages and positions are as follows:

     NAME                    AGE    POSITIONS HELD(1)
     ----                    ---    -----------------
     Fraser M. Moffat III    70     Chairman of the Board; Director
     Peter D. Voss           52     Vice Chairman of the Board; Director
     Mark S. Robinson        46     President and Chief Executive Officer;
                                    Director
     James H. Hirst          53     Secretary and Treasurer; Director
     Jerry W. Goddard        60     Director
     Naoya Yoshikawa         54     Director

CASH COMPENSATION

     The following table reflects all forms of compensation for the fiscal years ended March 31, 2000, 1999 and 1998 for the Chief Executive Officer. No other person received salary or bonus in excess of $100,000 for any of these fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                     Long-term
                                          Annual Compensation       Compensation
                                     -----------------------------    --------
                                                         Other         Stock
                                    Fiscal               Annual       Options
Name and Principal Position          Year    Salary   Compensation    (Shares)
---------------------------          ----    ------   ------------    --------
James H. Hirst                       2000      --      $100,000(1)         --
Chief Executive Officer,             1999      --      $100,000(1)    100,000(2)
Director                             1998      --      $ 58,333(1)    300,000(2)

(1) During the fiscal year ended March 31, 2000, Mr. Hirst acted as a consultant to the Company for the compensation stated.
(2) The options have not yet vested and have been allotted pursuant to an Option Plan with requisite vesting requirements to be achieved.

COMPENSATION PURSUANT TO STOCK OPTIONS

     No new options were granted to executive officers during the fiscal year ended March 31, 2000. The following table sets forth information regarding the exercise and values of options held by executive officers as of March 31, 2000.

                          AGGREGATE OPTION EXERCISES IN
               LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                                                                     Value of
                                                  Number of         Unexercised
                                                 Unexercised       In-the-money
                                                  Options At        Options At
                                                March 31, 2000    March 31, 2000
                                                -------------     -------------
                   Shares Acquired    Value      Exercisable/      Exercisable/
     Name            On Exercise     Realized   Unexercisable     Unexercisable
     ----            -----------     --------   -------------     -------------
James H. Hirst            0             0         0/400,000           $0/$0

DIRECTOR COMPENSATION

     Directors receive no cash compensation for serving on the Board but are reimbursed for their reasonable expenses incurred in attending meetings.

EMPLOYMENT AGREEMENTS

     Effective March 1, 2000, the Company entered into employment agreements with Mark S. Robinson and James H. Hirst. Both agreements are for an initial term of three years. Base salaries for Mr. Robinson and Mr. Hirst are $130,000 and $126,000, respectively. In addition, each of them are to receive options to purchase 500,000 shares of the Company's common stock at $1.00 per share, subject to vesting. Messrs. Robinson and Hirst also each received an initial stock grant of 50,000 shares of the Company's common stock and each will receive 10,000 shares per month thereafter during the term of their agreements. The stock grants to Mr. Robinson commenced as of March 1, 2000 and to Mr. Hirst as of April 1, 2000. The shares were issued in June 2000. The option grants were effective April 7, 2000. The agreements are designed to assure that the Company will have the continued employment and dedication of Messrs. Robinson and Hirst as throughout the terms of their agreements, unless terminated earlier by the Company for cause, death, disability or by the executives for good reason. The salaries are subject to annual increases of 10% and bonus subject to performance and review by the Board of Directors and the Compensation Committee. In addition to their base salaries, the executives each receive contributions to their retirement savings plans and accommodation, relocation and automobile allowances. No change of control or similar anti-take-over provisions or agreements exist.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The following information relates to reports under Section 16(a) of the Securities Exchange Act of 1934, as amended, that were not timely filed by officers, directors and beneficial owners of 10% or more of Solpower's common stock during the fiscal year ended March 31, 2000. This information is based on a review of Section 16(a) reports furnished to Solpower.

     R.L. "Beau" Van Deren, a former director of Solpower, failed to timely file a report on Form 4 in connection with the cancellation and issuance of certain options which occurred in February 2000. A Form 5 to report the delinquent Form 4 also was not timely filed. The required report was filed on August 16, 2000.

     Mark S. Robinson failed to timely file a report on Form 3 upon becoming the President and a director of Solpower. A Form 5 to report the delinquent Form 4 was also not timely filed. The required report was filed on August 16, 2000.

     Dominion Capital failed to timely file five reports related to four transactions. These reports related to the purchase of a note convertible into shares of Solpower common stock in September 1999; the sale of 183,000 shares of Solpower common stock in October 1999; the sale of 500,000 shares of Solpower common stock in December 1999; and the purchase of an additional convertible note in December 1999. Dominion Capital failed to timely make the required Form 4 filings with respect to these transactions, and failed to timely file a Form 5 to report the delinquent Form 4 filings. The required report was filed on August 16, 2000. Dominion Capital has also agreed to disgorge profits, if any, related to any of these transactions as required under Section 16 of the Exchange Act.

     Peter Voss failed to timely file six reports related to five transactions. As a control person of Dominion Capital, Mr. Voss was required to file reports related to the Dominion Capital transactions described in the preceding paragraph. Additionally, Mr. Voss failed to timely file a Form 4 related to the issuance of 120,000 shares of Solpower common stock to Dominion Capital, Inc. in March 2000 in payment of certain services. The required report was filed on August 16, 2000.

TRANSACTIONS WITH DIRECTORS, OFFICERS AND OTHERS

     On September 30, 1999, the Company issued $1,500,000 in 6% Convertible Notes Payable to Dominion Capital and various other accredited investors as consideration for prior advances and payment of certain operating expenses. These notes were converted to 3,000,000 shares of Solpower's common stock on April 28, 2000.

     On December 31, 1999, the Company issued a $200,000 6% Convertible Note Payable to Dominion Capital as consideration for prior advances and payment of certain operating expenses. This note was converted to 500,000 shares of Solpower's common stock on April 28, 2000.

     The Company's general policy for entering into transactions with directors, officers and affiliates that have a financial interest in the transaction is to adhere to Nevada corporate law regarding the approval of such transactions. In general, a transaction between a Nevada corporation and a director, officer or affiliate of the corporation in which such person has a financial interest is not void or voidable if the interest is disclosed and approved by disinterested directors or shareholders or if the transaction is otherwise fair to the corporation.

--------------------------------------------------------------------------------
                         INCREASE IN AUTHORIZED CAPITAL
--------------------------------------------------------------------------------

     The Company is currently authorized to issue 30,000,000 shares of common stock, $0.01 par value per share. As of October 31, 2000, there were 28,250,691 shares of common stock issued and outstanding.

     The Company cannot issue more shares than it has authorized. To ensure the Company's ability to issue shares in the future, the Board of Directors has adopted a resolution approving an amendment to the Company's Articles of Incorporation to increase the number of shares the Company is authorized to issue to 100,000,000. This increase will allow the Company to continue issuing options and other stock-based compensation to its officers and employees in the foreseeable future. It will also create additional shares which can be issued for the Company's future capital needs, acquisitions and other purposes. Other than issuances of options and grants under the stock option plan and issuances of stock upon exercise of outstanding options and other convertible securities, the Company has no immediate plans to issue any of the newly authorized shares of common stock.

     If the amendment is approved by the shareholders, the Company will prepare, execute and file a Certificate of Amendment with the Secretary of State of the State of Nevada, in accordance with Nevada corporate law.

     Approval of the amendment to the Company's Articles of Incorporation requires an affirmative vote of a majority of the shares entitled to vote at the Meeting, in person or by proxy. It is intended that the accompanying Proxy will be voted in favor of the amendment unless the shareholder indicates to the contrary on the Proxy.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE TO APPROVE THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK TO 100,000,000.

--------------------------------------------------------------------------------
                AMENDMENT TO 1997 STOCK OPTION AND INCENTIVE PLAN
--------------------------------------------------------------------------------

     The Company's current Stock Option and Incentive Plan (the "PLAN") was adopted in 1997 and amended in 1999. The purpose of the Plan is to provide a means to attract and retain employees and service providers and to reward those persons for the successful administration and management of Solpower. Another purpose of the Plan is to provide such persons with additional incentive and reward opportunities designed to enhance profitable growth. So that the appropriate incentive can be provided, the Plan provides for granting options, incentive stock options, stock appreciation rights, restricted stock awards, performance shares and dividend equivalents, or any combination of the foregoing.

     The Plan currently provides for the granting of options to acquire up to 2,500,000 shares of Solpower common stock. As of March 31, 2000, all of the authorized stock options had been granted under the Plan and an additional 450,000 options had been committed. To allow the Company to satisfy its current commitments and to allow continued issuances of options and other stock-based compensation under the Plan, the Board of Directors proposes to amend the Plan to increase the number of shares which may be issued under the Plan to 5,000,000. A corresponding number of shares of authorized common stock will be reserved for issuance under the Plan.

     If  the  above  described   amendment  to  the  Plan  is  approved  by  the
shareholders, 200,000 of the 450,000 options which are currently committed to be issued will be issued to officers of the Company as follows:

                              AMENDED PLAN BENEFITS

              SOLPOWER CORPORATION STOCK OPTION AND INCENTIVE PLAN

                                                                    Number
         Name and Position                                         of Units
         -----------------                                         --------
Mark S. Robinson,
President and Chief Executive Officer                              100,000(1)

James H. Hirst,
Secretary and Treasurer                                            100,000(1)

All Executive Officers, as a group                                 200,000

----------
(1) GRANTED PURSUANT TO EMPLOYMENT AGREEMENTS WITH MESSRS. ROBINSON AND HIRST. SEE, "EMPLOYMENT AGREEMENTS" ABOVE.

     Approval of this proposal is dependent on approval of the previous proposal concerning increasing the Company's authorized capital. The amendment to the Plan will increase the number of shares which may be issued under the Plan to an amount in excess of the number of shares which the Company is currently authorized to issue. If the increase in the Company's authorized capital is not approved, the proposed amendment to the Plan can also not be completely approved. In the event the amendment to increase the Company's authorized capital is not approved and the amendment to the Plan is approved, the Plan will be amended. However, in such event, rather than increasing the number of shares authorized under the Plan to 5,000,000, the number of authorized shares under the Plan will be increased to the number of shares the Company is authorized to issue.

     Approval of the amendment to the Plan requires an affirmative vote of a majority of the shares entitled to vote at the Meeting, in person or by proxy. It is intended that the accompanying Proxy will be voted in favor of the amendment unless the shareholder indicates to the contrary on the Proxy.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE TO APPROVE THE AMENDMENT TO THE PLAN TO INCREASE THE NUMBER OF SHARES WHICH MAY BE ISSUED PURSUANT TO THE PLAN TO 5,000,000, OR, THE HIGHEST NUMBER ALLOWABLE, IF THE SHAREHOLDERS DO NOT APPROVE THE INCREASE TO THE COMPANY'S AUTHORIZED CAPITAL.

--------------------------------------------------------------------------------
                              INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

     For the fiscal year ended March 31, 2000, the Company engaged Semple & Cooper, LLP of Phoenix, Arizona to audit its financial statements. The Board of Directors proposes to retain Semple & Cooper, LLP as the independent public auditor for the current fiscal year. Representatives of Semple & Cooper, LLP will be present at the Meeting, will have an opportunity to make a statement and will be available to respond to appropriate questions.

     Ratification of the retention of the Company's independent public auditors requires an affirmative vote of a majority of the shares entitled to vote at the Meeting, in person or by proxy. It is intended that the accompanying Proxy will be voted in favor of ratification of the retention unless the shareholder indicates to the contrary on the Proxy.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE TO RATIFY THE RETENTION OF SEMPLE & COOPER, LLP AS THE COMPANY'S INDEPENDENT PUBLIC AUDITORS.

                                  OTHER MATTERS

     The Board of Directors does not intend to bring any other business before the Meeting and, so far as is known to the Board, no matters are to be brought before the Meeting except as specified in the accompanying Notice of Annual Meeting of Shareholders. In addition to the scheduled items of business, the Meeting may consider shareholder proposals (that have been received) and matters relating to the conduct of the Meeting. As to any other business that may properly come before the Meeting, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the person(s) voting such Proxies.

                              SHAREHOLDER PROPOSALS

     Shareholders may submit proposals to be considered for shareholder action at the Company's annual meeting of shareholders in 2001, and inclusion in the Company's Proxy Statement and Proxy if they do so in accordance with the appropriate regulations of the Securities and Exchange Commission. For such proposals to be considered for inclusion in the Proxy Statement for the 2001 annual meeting, the Company must receive proposals no later than February 28,

2001. Such proposals should be directed to Solpower Corporation, 7309 East Stetson Drive, Suite 102, Scottsdale, Arizona 85251, Attention: Secretary. The Company received no shareholder proposals for this year's Meeting.

                             SOLICITATION OF PROXIES

     The Proxy accompanying this Proxy Statement is solicited by the Board of Directors of the Company. Officers, directors and regular supervisory and executive employees of the Company, none of whom will receive any additional compensation for their services, may solicit proxies. Such solicitations may be made personally or by mail, facsimile, telephone, telegraph, messenger or via the Internet. The Company will pay all costs of solicitation of proxies.

                                VOTING PROCEDURES

     Votes cast by proxy or in person at the Meeting  will be tabulated by James
H. Hirst, the Company's Secretary. A shareholder that abstains from voting on any or all proposals will be included in the number of shareholders present at the Meeting for purposes of determining the presence of a quorum. Abstentions and broker non-votes will not be counted either in favor of or against the election of the nominees or other proposals. Under the rules of the National Association of Securities Dealers, brokers holding stock for the accounts of their clients who have not been given specific voting instructions as to a matter by their clients may vote their clients' proxies in their own discretion.

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED MARCH 31, 2000, WHICH WAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 17, 2000, EXCLUDING EXHIBITS AND CERTAIN ITEMS INCLUDED IN THIS PROXY STATEMENT, IS ENCLOSED HEREWITH AND IS INCORPORATED HEREIN BY REFERENCE. ADDITIONAL COPIES OF THE FORM 10-KSB (EXCLUDING EXHIBITS) CAN BE OBTAINED AT NO CHARGE BY ANY PERSON TO WHOM THIS PROXY STATEMENT IS DELIVERED UPON REQUEST TO THE COMPANY. YOU ALSO MAY OBTAIN A COPY OF THE FORM 10-KSB AND THE COMPANY'S OTHER SEC FILINGS VIA THE INTERNET AT WWW.SEC.GOV.


DATED: November 13, 2000
Scottsdale, Arizona


                                        BY ORDER OF THE BOARD OF DIRECTORS,

                                        /s/ James. H. Hirst

                                        James H. Hirst, Secretary

                              SOLPOWER CORPORATION
                       7309 EAST STETSON DRIVE, SUITE 102
                            SCOTTSDALE, ARIZONA 85251

--------------------------------------------------------------------------------
                                      PROXY
--------------------------------------------------------------------------------

     The undersigned shareholder of Solpower Corporation, a Nevada corporation (the "COMPANY") hereby appoints the following individual(s) as proxy, each with power of substitution, to attend on behalf of the undersigned at the Annual Meeting of Shareholders of the Company, to be held on December 11, 2000, at 10:00 a.m. (the "MEETING"), at the Hampton Inn, 4415 North Civic Center Plaza, Arizona 85251, and at any adjournment thereof, and there to vote any and all shares of common stock or preferred stock, as applicable, of the Company standing in the name of the undersigned as indicated below.

Proxy designation for meeting:

(Check One)   [ ]   Mark S. Robinson, Director, President and Chief Executive
                    Officer, and James H. Hirst, Director, Secretary and
                    Treasurer, and each of them,

     or       [ ]   ________________________________________________(Print Name)

--------------------------------------------------------------------------------
                                    PROPOSALS
--------------------------------------------------------------------------------

     1. Regarding the reelection of the following individuals as Directors of the Company, to serve until the next annual meeting of shareholders and until their successors are elected and qualified:

                              Fraser M. Moffat III

                              Peter D. Voss

                              Mark S. Robinson

                              James H. Hirst

                              Jerry W. Goddard

                              Naoya Yoshikawa

     [ ]  For all nominees listed above (CHECK BOX TO APPROVE).

     [ ] IF YOU WANT TO DO NOT WANT TO VOTE FOR ONE OR MORE OF THE ABOVE NOMINEES, YOU MAY WITHHOLD AUTHORITY TO VOTE FOR THAT INDIVIDUAL. TO DO SO, SIMPLY CHECK THE BOX TO THE LEFT AND CROSS OUT THE NAME(S) OF THE INDIVIDUAL(S) FOR WHOM YOU WISH TO WITHHOLD AUTHORITY TO VOTE. YOUR PROXY WILL BE VOTED FOR ALL NOMINEES WHOSE NAMES ARE NOT SO STRICKEN.

     2. Regarding the amendment of the Company's Articles of Incorporation to provide for an increase in the number of shares of common stock the Company is authorized to issue to 100,000,000:

     [ ] For                     [ ] Against             [ ] Abstain (CHECK ONE)

     3. Regarding the amendment to the Company's 1997 Stock Option and Incentive Plan to increase the number of shares which may be authorized under the Plan to 5,000,000, or, if less, the number of shares the Company is authorized to issue:

     [ ] For                     [ ] Against             [ ] Abstain (CHECK ONE)

     4. Regarding the ratification of the retention of Semple & Cooper, LLP as the Company's independent public auditors for the fiscal year ended March 31, 2001:

     [ ] For                     [ ] Against             [ ] Abstain (CHECK ONE)

     5. In accordance with their best judgment, to vote upon such business as may properly come before such meeting or adjournments thereof.

     The undersigned hereby ratifies and confirms that each named proxy or its substitutes may lawfully do or cause to be done by virtue hereof, represents and warrants that he has full power to execute this proxy, and agrees that this proxy shall be specifically enforceable in any court of competent jurisdiction. If any provision of this proxy is unenforceable it shall be severed and the remaining provisions shall be effective.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE ABOVE PROPOSALS. THIS PROXY WILL BE VOTED AS DIRECTED, PROVIDED, HOWEVER, THAT IF YOU SIGN AND RETURN THIS PROXY WITHOUT INDICATING YOUR DIRECTIONS, IT WILL BE VOTED IN THE DISCRETION OF THE PROXYHOLDER(S).

     Please sign exactly as your name appears on your stock certificates. If shares are held by more than one owner, each owner must sign. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full titles. A corporation should sign in its name by an officer or any other person duly authorized to do so.

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. A PREADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. SENDING IN YOUR PROXY WILL NOT PREVENT YOU FROM VOTING YOUR SHARES AT THE MEETING IF YOU DESIRE TO DO SO, AS YOUR PROXY IS REVOCABLE AT YOUR OPTION.


                                        ----------------------------------------
                                        Shareholder Name (Please Print)


                                        ----------------------------------------
                                        Authorized Signature


                                        ----------------------------------------
                                        Title (if applicable)


                                        ----------------------------------------
                                        Number of Shares of Common Stock Held


                                        ----------------------------------------
                                        Date